SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 9, 1997

                             COMSAT Corporation
            --------------------------------------------------
            (Exact name of Registrant as specified in Charter)


  District of Columbia               1-4929                 52-0781863
-------------------------       -------------            --------------
(State or other juris-           (Commission              (IRS Employer
diction of incorporation)        File Number)            Identification
                                                         Number)


 6560 Rock Spring Drive,    Bethesda, MD              20817
-----------------------------------------            --------
 (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code   (301) 214-3000


                              Not Applicable.
               --------------------------------------------
      (Former name or former address, if changed since last report).

Item 5.  Other Events
---------------------

     On June 9, 1997, COMSAT Corporation ("COMSAT") entered into a Settlement Agreement (the "Settlement Agreement") with Herbert A. Denton, Guy P. Wyser-Pratte and certain other persons and entities (collectively, the "Group"), pursuant to which existing disputes between COMSAT and the Group were resolved.

     On May 1, 1997, certain members of the Group furnished COMSAT with a submission dated April 30, 1997 (the "Advance Notice Submission") of their intention to (i) nominate, and solicit proxies in support of, nine candidates to stand for election to COMSAT's board of directors at COMSAT's 1997 Annual Meeting of Shareholders (the "1997 Annual Meeting") and (ii) propose, and solicit proxies in support of, a non-binding resolution at the 1997 Annual Meeting (collectively, the "Proxy Contest"). The Settlement Agreement, among other things, provides for the termination of the Proxy Contest.

     Under the terms of the Settlement Agreement, four new directors will stand for election to COMSAT's board of directors at the 1997 Annual Meeting, two of whom are being selected by the board and two of whom are being selected by members of the Group. The remaining eight members of the agreed upon slate are being selected by COMSAT's board of directors from among the current elected directors. The COMSAT board has not yet announced its two new candidates for election to the board of directors. The two persons selected by the Group are Mr. Guy P. Wyser-Pratte and Mr. Larry G. Schafran. The Settlement Agreement generally provides that COMSAT will re-nominate Mr. Wyser-Pratte and Mr. Schafran, or designated replacement nominees for them, on the board's slate of candidates at COMSAT's 1998 Annual Meeting of Shareholders (the "1998 Annual Meeting"). The members of the Group agreed to vote, and to cause their affiliates and associates to vote, their shares of COMSAT stock in favor of the agreed upon slate of nominees at the 1997 and 1998 Annual Meetings. COMSAT's twelve elected directors stand for election to the board annually. COMSAT's board also includes three directors appointed by the President of the United States who serve for three-year terms.

     The Settlement Agreement further provides that following the 1997 Annual Meeting, the board of directors will establish a new strategic planning committee to be comprised of three directors, two of whom will be selected by the board. The third member of the committee will be Mr. Schafran. The committee will review and make recommendations to COMSAT's full board of directors concerning COMSAT's current and future business operations and strategies, and the enhancement of shareholder value.

     The Group also agreed to certain "standstill" provisions for a period ending on the earlier of February 28, 1999 or 75 days prior to COMSAT's 1999 Annual Meeting of Shareholders. COMSAT may, under certain circumstances, terminate the Settlement Agreement prior to the 1998 Annual

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

Meeting, in which case the Group's two nominees will not be included on the Board's slate of nominees and the "standstill" provisions will terminate. The "standstill" provisions provide, among other things, that members of the Group, and their affiliates and associates, will not (i) acquire in excess of 5% of COMSAT's voting securities or (ii) except as otherwise specifically provided by the Settlement Agreement, engage in any solicitation of proxies or consents, or initiate any shareholder proposals. In addition, pursuant to the Settlement Agreement, COMSAT has agreed to reimburse the Group for reasonable, documented, out-of-pocket expenses in an aggregate amount not to exceed $845,000 incurred in connection with the Proxy Contest, the Litigation (as defined below), the solicitation by the Group of consents to hold a special meeting of shareholders and the negotiation of the Settlement Agreement.

     The Settlement Agreement also provides that COMSAT will dismiss as to those members of the Group who are defendants, its pending litigation in the United States District Court for the Eastern District of Virginia entitled COMSAT Corporation v. Bruce L. Crockett et al. (the "Litigation"). In accordance with the Settlement Agreement, the Litigation was dismissed with prejudice as to those members of the Group who were identified as the Group's nominees in the Advance Notice Submission and dismissed without prejudice as to all other members of the Group who are defendants therein. COMSAT has agreed not to reinstate the Litigation claims against such persons while the "standstill" remains in effect.

     A copy of the Settlement Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit. A copy of the Press Release relating to the Settlement Agreement issued by COMSAT on June 10, 1997 is filed as Exhibit 99.1 hereto.

     On June 13, 1997, the Corporation also announced that it will complete the spin-off of its 80.67% ownership in Ascent Entertainment Group, Inc. ("Ascent") on June 27, 1997 in accordance with its previously announced restructuring and strategic business plan. The Corporation's board of directors has established June 19, 1997 as the record date for the special dividend. The Corporation also announced that the record date for the 1997 Annual Meeting has been moved from July 2 to July 8, 1997 to allow for an adequate interval between the distribution date for the spin-off and the record date for the annual meeting. A copy of the press release issued by COMSAT on June 13, 1997 relating to such announcements is filed as Exhibit
99.2 hereto.

     In connection with the distribution, on June 3, 1997, the Corporation and Ascent entered into a Distribution Agreement and a Tax Disaffiliation Agreement governing the distribution and certain relationships between the companies following the distribution. The Distribution Agreement and the

Tax  Disaffiliation  Agreement  are  attached  hereto as  Exhibit  10.2 and
Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                         Description
-----------                         -----------

   10.1 Settlement Agreement, dated as of June 9, 1997, among the Corporation, Herbert A. Denton, Guy P. Wyser-Pratte and others.

   10.2 Distribution Agreement between the Corporation and Ascent dated June 3, 1997.

   10.3 Tax Disaffiliation Agreement between the Corporation and Ascent dated June 3, 1997.

   99.1                  Press Release dated June 10, 1997 related to the
                         Settlement Agreement.

   99.2 Press Release dated June 13, 1997 related to the record dates for the Ascent Spin-off and the 1997 Annual Meeting.

                                 SIGNATURES
                                 ----------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             COMSAT Corporation
                             ------------------




                         By:  /s/ Alan Korobov
                              ------------------------------
                              Alan Korobov
                              Controller


Date:  June 18, 1997

                               EXHIBIT INDEX
                               -------------



Exhibit No.                         Description
-----------                         -----------

   10.1 Settlement Agreement, dated as of June 9, 1997, among the Corporation, Herbert A. Denton, Guy P. Wyser-Pratte and others.

   10.2 Distribution Agreement between the Corporation and Ascent dated June 3, 1997.

   10.3 Tax Disaffiliation Agreement between the Corporation and Ascent dated June 3, 1997.

   99.1                  Press Release dated June 10, 1997 related to the
                         Settlement Agreement.

   99.2 Press Release dated June 13, 1997 related to the record dates for the Ascent Spin-off and the 1997 Annual Meeting.